Exhibit 21.1

SUBSIDIARY GUARANTY

44 PLAZA, INC.

AUK REALTY CORPORATION

BKS REALTY INC.

BRENDA PROPERTIES, INC.

CHERRY HILLVIEW, INC.

EAST END OPERATING CORP.

GC ACQUISITION CORP.

HAMBURG WELLNESS PARTNERS

HARVEST PROPERTIES CORP.

K & W INVESTORS, INC.

KCHGC, INC.

KB BIRMINGHAM 1035, INC.

KD HAZEL DELL 1031, INC.

KD LONGVIEW 1029, INC.

KIF I LP, INC.

KIGFRE HUB, INC.

KIMAPPLE NORTH HOLDINGS, INC.

KIMCADE, INC.

KIMCAL CORPORATION

KIMCARS INVESTMENT, INC.

KIMCOAST OF WARREN, INC.

KIMCO BBB 878A, INC.

KIMCO 118 O/P, INC.

KIMCO 120 O/P, INC.

KIMCO 129 FLORIDA, INC.

KIMCO 280 METRO, INC.

KIMCO 413B, INC.

KIMCO 420, INC.

KIMCO 632, INC.

KIMCO 1620, INC.

KIMCO ACADIANA 670, LLC

KIMCO ALBANY, INC.

KIMCO ALLEGHENY 1185 BUSINESS TRUST

KIMCO ALTAMONTE SPRINGS 636, INC.

KIMCO ANAHEIM, INC.

KIMCO ARAPAHOE, INC.

KIMCO ARBOR LAKES 1558, INC.

KIMCO AUBURN 1482A, INC.

KIMCO AUGUSTA 635, INC.

KIMCO AUSTIN, INC.

KIMCO AUSTIN 589, INC.

KIMCO AUTOVENTURE, INC.

KIMCO BANGOR 200, INC.

KIMCO BAYRIDGE 1134, INC.

KIMCO BEAUMONT 1635, INC.

KIMCO BELAIR 1187, INC.

KIMCO BELLMORE 1135, INC.

KIMCO BIRCHWOOD, INC.

KIMCO BRADENTON 698, INC.

KIMCO BRAZIL INVESTMENT, INC.

KIMCO BT CORP.

KIMCO BUCKS 651 TRUST INC.

KIMCO BURLESON 496, INC.

KIMCO CARY 696, INC.

KIMCO CAMBRIDGE 242, INC.

KIMCO CANTON 182, INC.

KIMCO CANYON POINTE INC.

KIMCO CAPITAL CORP.

KIMCO CARROLLWOOD 664, INC.

KIMCO CENTRE AT WESTBANK INC.

KIMCO CHARLESTON 631, INC.

KIMCO CHARLOTTE 192, INC.

KIMCO CHATHAM PLAZA 1619, INC.

KIMCO CINNAMINSON 645, INC.

KIMCO CLAWSON 143, INC.

KIMCO COLUMBUS, INC.

KIMCO CONCOURSE, INC.

KIMCO CONROE MARKETPLACE 1555, INC.

KIMCO COPPERFIELD ACQUISITIONS, INC.

KIMCO COPPERFIELD 1122, INC.

KIMCO CORAL SPRINGS 623, INC.

KIMCO CORONA HILLS 1633, INC.

KIMCO CORSICA SQUARE 1571, INC.

KIMCO CRANSTON 691, INC.

KIMCO CRÈME ALLEN 1309, INC.

KIMCO CRÈME COLLEYVILLE 1308, INC.

KIMCO CRÈME LP BUSINESS TRUST

KIMCO CROSS CREEK 607, INC.

KIMCO CURLEW CROSSING 1186, INC.

KIMCO CUPERTINO VILLAGE 1344, INC.

KIMCO CYPRESS 1086B, INC.

KIMCO CYPRESS 1086C, INC.

KIMCO DELRAN, INC.

KIMCO DENVER 680, INC.

KIMCO DERBY, INC.

KIMCO DEV. OF MCINTOSH SARASOTA, INC.

KIMCO DEV. OF MENTOR, INC.

KIMCO DEV. OF MUSKEGON, INC.

KIMCO DEV. OF NEW KENSINGTON, INC.

KIMCO DEV. OF SEMINOLE SANFORD, INC.

KIMCO DEV. OF TROY, INC.

KIMCO DEV. OF TYVOLA, INC.

KIMCO DOCSTONE 1295, INC.

KIMCO DOWNERS PARK 764, INC.

KIMCO DURHAM 639, INC.

KIMCO EAST BANK 689, INC.

KIMCO EAST RUTHERFORD 1395, INC.

KIMCO EL CAJON 1028, INC.

KIMCO EMBRY VILLAGE 1576, INC.

KIMCO CYPRESS 1086B, INC.

KIMCO EMPIRE HILLSBOROUGH 1191, INC.

KIMCO FARMINGTON 146, INC.

KIMCO FLAGLER 1589, INC.

KIMCO FLORENCE 646, INC.

KIMCO FLORIDA HOSPITALITY, INC.

KIMCO FOLSOM 1106, INC.

KIMCO FRANKLIN SQUARE 1136, INC.

KIMCO FREEPORT 1176, INC.

KIMCO GALLERY 660 TRUST

KIMCO GATES 149, INC.

KIMCO GERMANY HOLDINGS, INC.

KIMCO GUN HILL ROAD 1625, INC.

KIMCO GOVERNORS MARKETPLACE 317, INC.

KIMCO GREAT BARRINGTON 609, INC.

KIMCO GREEN ORCHARD 606, INC.

KIMCO GREENRIDGE 674A, INC.

KIMCO GREENVILLE 676, INC.

KIMCO GREENWICH STREET QRS, INC.

KIMCO GREENWOOD VILLAGE 1022, INC.

KIMCO HAMMOND AIRE 1183, INC.

KIMCO HAYDEN PLAZA 604, INC.

KIMCO HARSTON WOODS, INC.

KIMCO HFC INVESTMENT, INC.

KIMCO HOLMDEL NJ, INC.

KIMCO HOMDEL TOWNE CENTER 1007, INC.

KIMCO HOUMA 274, LLC

KIMCO HUEHUETOCA, INC.

KIMCO HYANNIS 1114, INC.

KIMCO INCOME FUND I GP, INC.

KIMCO INCOME FUND II GP, INC.

KIMCO INTOWN CORP.

KIMCO JLP CALIFORNIA, INC.

KIMCO JUAN TABO PLAZA 591, INC.

KIMCO KENAI 1108, INC.

KIMCO KENT 637, INC.

KIMCO KISSIMMEE 613, INC.

KIMCO KML, INC.

KIMCO LAFAYETTE 670, INC.

KIMCO LAFAYETTE 671, INC.

KIMCO LAKELAND 123, INC.

KIMCO LAKEWOOD 684, INC.

KIMCO LANDMARK STATION 275, INC.

KIMCO LATIN AMERICA CORPORATION

KIMCO LARGO 139, INC.

KIMCO LARGO 196, INC.

KIMCO LARKFIELD 1341, INC.

KIMCO LAUREL, INC.

KIMCO LEXINGTON 140, INC.

KIMCO LINDA MAR 1115, INC.

KIMCO LITTLE FERRY 1646, INC.

KIMCO LIVONIA, INC.

KIMCO MALLSIDE PLAZA 1381, INC.

KIMCO MANASSAS 672, INC.

KIMCO MELBOURNE 616, INC.

KIMCO MANAGEMENT OF NEW JERSEY, INC.

KIMCO MANAGEMENT OF MARYLAND, INC.

KIMCO MANCHESTER 1120, INC.

KIMCO MAPLE HILL 138, INC.

KIMCO MAPLEWOOD 673, INC.

KIMCO MARANA 1024, INC.

KIMCO MASHPAUG TRUST

KIMCO MASHPAUG 1011, INC.

KIMCO MASSAPEQUA 1138, INC.

KIMCO MISSION BELL 1124, INC.

KIMCO MOORESVILLE CROSSING 1626, INC.

KIMCO MORGAN HILL 1032, INC.

KIMCO MS MONTROSE 1013, INC.

KIMCO MT. DORA 677, INC.

KIMCO NAMPA 1142, INC.

KIMCO NB CORP.

KIMCO NJ, INC.

KIMCO NORTH BRUNSWICK 617, INC.

KIMCO NORTH HOLDINGS, INC.

KIMCO NORTH HOLDINGS II, INC.

KIMCO NORTH HOLDINGS III, INC.

KIMCO NORTH HOLDINGS IV, INC.

KIMCO NORTH HOLDINGS V, INC.

KIMCO NORTH HOLDINGS VI, INC.

KIMCO NORTH HOLDINGS VII, INC.

KIMCO NORTH HOLDINGS VIII, INC.

KIMCO NORTH HOLDINGS IX, INC.

KIMCO NORTH HOLDINGS XII, INC.

KIMCO NORTH HOLDINGS XIII, INC.

KIMCO NORTH HOLDINGS XIV, INC.

KIMCO NORTH HOLDINGS XV, INC.

KIMCO NORTH HOLDINGS XVI, INC.

KIMCO NORTH HOLDINGS XVII, INC.

KIMCO NORTH HOLDINGS XVIII, INC.

KIMCO NORTH HOLDINGS XIX, INC.

KIMCO NORTH HOLDINGS XX, INC.

KIMCO NOVATO FAIR 1036, INC.

KIMCO OAKLAND COMMONS 1111, INC.

KIMCO OCALA 665, INC.

KIMCO ONE CENTRE, INC.

KIMCO ONE FINANCIAL PLACE, INC.

KIMCO ORLANDO 638, INC.

KIMCO PALM AIRE 1126, INC.

KIMCO PARKCHESTER 1139, INC.

KIMCO PARTNERSHIP ACQUISITION, INC.

KIMCO PENN HOLDCO, INC.

KIMCO PEPPERTREE, INC.

KIMCO PERGAMENT, INC.

KIMCO PERRY STREET QRS, INC.

KIMCO PINEVILLE CENTRUM, INC.

KIMCO PINEVILLE 1033, INC.

KIMCO PL RETAIL, INC.

KIMCO PLANO INC.

KIMCO POTOSI, INC.

KIMCO POWAY CITY 1195, INC.

KIMCO PREFERRED INVESTOR I, INC.

KIMCO PREFERRED INVESTOR II, INC.

KIMCO PREFERRED INVESTOR III, INC.

KIMCO PREFERRED INVESTOR IV TRUST

KIMCO PREFERRED INVESTOR V, INC.

KIMCO PREFERRED INVESTOR VI, INC.

KIMCO PREFERRED INVESTOR VII, INC.

KIMCO PREFERRED INVESTOR VIII, INC.

KIMCO PREFERRED INVESTOR IX, INC.

KIMCO PREFERRED INVESTOR X, INC.

KIMCO PREFERRED INVESTOR XI, INC.

KIMCO PREFERRED INVESTOR XII, INC.

KIMCO PREFERRED INVESTOR XIII, INC.

KIMCO PREFERRED INVESTOR XIV, INC.

KIMCO PREFERRED INVESTOR XV, INC.

KIMCO PREFERRED INVESTOR XVI, INC.

KIMCO PREFERRED INVESTOR XVII, INC.

KIMCO PREFERRED INVESTOR XVIII, INC.

KIMCO PREFERRED INVESTOR XIX, INC.

KIMCO PREFERRED INVESTOR XX, INC.

KIMCO PREFERRED INVESTOR XXI TRUST

KIMCO PREFERRED INVESTOR XXII, INC.

KIMCO PREFERRED INVESTOR XXIII, INC.

KIMCO PREFERRED INVESTOR XXIV, INC.

KIMCO PREFERRED INVESTOR XXV, INC.

KIMCO PREFERRED INVESTOR XXVI, INC.

KIMCO PREFERRED INVESTOR XXVII, INC.

KIMCO PREFERRED INVESTOR XXIX, INC.

KIMCO PREFERRED INVESTOR XXX TRUST

KIMCO PREFERRED INVESTOR XXXI, INC.

KIMCO PREFERRED INVESTOR XXXII, INC.

 KIMCO PREFERRED INVESTOR XXXIII BUSINESS TRUST

KIMCO PREFERRED INVESTOR XXXIV, INC.

KIMCO PREFERRED INVESTOR XXXV, INC.

KIMCO PREFERRED INVESTOR XXXVI, INC.

KIMCO PREFERRED INVESTOR XXXVII, INC.

KIMCO PREFERRED INVESTOR XXXVIII, INC.

KIMCO PREFERRED INVESTOR XXXIX, INC.

KIMCO PREFERRED INVESTOR XLI, INC.

KIMCO PREFERRED INVESTOR XLII, INC.

KIMCO PREFERRED INVESTOR XLIII, INC.

KIMCO PREFERRED INVESTOR XLIV, INC.

KIMCO PREFERRED INVESTOR XLV, INC.

KIMCO PREFERRED INVESTOR XLVI, INC.

KIMCO PREFERRED INVESTOR XLVIII, INC.

KIMCO PREFERRED INVESTOR XLIX, INC.

KIMCO PREFERRED INVESTOR LIII, INC

KIMCO PREFERRED INVESTOR LIV, INC.

KIMCO PREFERRED INVESTOR LVI, INC.

KIMCO PREFERRED INVESTOR LIX, INC.

KIMCO PREFERRED INVESTOR LXII, INC.

KIMCO PREFERRED INVESTOR LXIII, INC.

KIMCO PREFERRED INVESTOR LXIV, INC.

KIMCO PREFERRED INVESTOR LXVI, INC.

KIMCO PREFERRED INVESTOR LXVII, INC.

KIMCO PREFERRED INVESTOR LXIX, INC.

KIMCO PREFERRED INVESTOR LXX , INC.

KIMCO PREFERRED INVESTOR LXXI, INC.

KIMCO PREFERRED INVESTOR LXXII, INC.

KIMCO PREFERRED INVESTOR LXXIV, INC.

KIMCO PREFERRED INVESTOR LXXIII, INC.

KIMCO PREFERRED INVESTOR LXXVI, INC.

KIMCO PREFERRED INVESTOR LXXVIII, INC.

KIMCO PREFERRED INVESTOR LXXIX, INC.

KIMCO PREFERRED LI HOTEL INVESTOR, INC.

KIMCO PREFERRED SNF, INC.

KIMCO PROPERTIES, INC.

KIMCO PROPS. NASHVILLE, INC.

KIMCO PUERTO RICO CORPORATION

KIMCO PURCHASING AGENCY CORPORATION

KIMCO RALEIGH 177, INC.

KIMCO RALPH’S CORNER 659 TRUST

KIMCO REALTY ADVISORS, INC.

KIMCO RICHMOND 800, INC.

KIMCO RIDGEWOOD 615, INC.

KIMCO RIO NORTE 1125, INC.

KIMCO RIVERS AVE. 622, INC.

KIMCO RIVERGATE 588, INC.

KIMCO RIVERGATE STATION GP, INC.

KIMCO RIVERGATE STATION 1118, INC.

KIMCO RIVERGATE STATION OUTPARCEL 1118A, INC.

KIMCO ROCKFORD CROSSING 1184, INC.

KIMCO SAND LAKE 618, INC.

KIMCO SANTEE 705, INC.

KIMCO SARASOTA 378, INC.

KIMCO SAVANNAH 185, INC.

KIMCO SCHAUMBURG, INC.

KIMCO SCOTTSDALE MALL 183, INC.

KIMCO SELECT INVESTMENTS, INC.

KIMCO SELECT PHILMED, INC.

KIMCO SEQUOIA INC.

KIMCO SHARONVILLE 276, INC.

KIMCO SHOPS AT THE POND 1117, INC.

KIMCO SOUTH MIAMI 634, INC.

KIMCO SOUTH PARKER 682, INC.

KIMCO SPRING CREEK 686, INC.

KIMCO ST. AUGUSTINE 1293, INC.

KIMCO STATEN ISLAND SS 1343, INC.

KIMCO STUART 619, INC.

KIMCO TALLAHASSEE 715, INC.

KIMCO TAMPA 470, INC.

KIMCO TANDEM INVESTMENT, INC.

KIMCO TEMPE 580A, INC.

KIMCO TEMPLE 1099, INC.

KIMCO TEXAS, INC.

KIMCO TITLE CORPORATION

KIMCO TOWSON, INC.

KIMCO TOWSON LIMITED PARTNERSHIP

KIMCO TUSTIN, INC.

KIMCO TUSTIN 1107, INC.

KIMCO TYLER STREET PLAZA 1374, INC.

KIMCO UNION CRESCENT, INC.

KIMCO WAYNE HEIGHTS OUTPARCEL, INC.

KIMCO WEST MELBOURNE 668, INC.

KIMCO WEST PALM BEACH 633, INC.

KIMCO WESTERVILLE 178, INC.

KIMCO WESTGATE PLAZA 1554, INC.

KIMCO WESTMONT 614, INC.

KIMCO WHITE LAKE 667, INC.

KIMCO WHITE PLAINS 1140, INC.

KIMCO WHITEHALL GP 1190 BUSINESS TRUST

KIMCO WHITEHALL LP 1190 BUSINESS TRUST

KIMCO WM148, INC.

KIMCO WS REALTY, INC.

KIMCO WOODFOREST 655, INC.

KIMCO VALDOSTA 1030, INC.

KIMCO VALENCIA 1023, INC.

KIMCO VALLEY VIEW 1123, INC.

KIMCO YONKERS 801, INC.

KIMCO YORKSHIRE 1294, INC.

KIMCO DEV. OF 31 SOUTH, INC.

KIMCO DEV. OF GASTONIA, INC.

KIMCO DEV. OF GIANTS TRUST

KIMCO DEV. OF GREENWOOD OP. INC.

KIMCO DEV. OF HAMPTON BAYS, INC.

KIMCO DEV. OF KETTERING, INC.

KIMCO DEV. OF WATERLOO AKRON, INC.

KIMCO OF CHERRY HILL, INC.

KIMCO OF HERMITAGE, INC.

KIMCO OF HUNTINGTON, INC.

KIMCO OF ILLINOIS, INC.

KIMCO OF MILLERODE, INC.

KIMCO OF NANUET, INC.

KIMCO OF NEW ENGLAND, INC.

KIMCO OF NEW YORK, INC.

KIMCO OF NORTH MIAMI, INC.

KIMCO OF OAKVIEW, INC.

KIMCO OF OHIO, INC.

KIMCO OF PENNSYLVANIA TRUST

KIMCO OF RACINE, INC.

KIMCO DEV. OF SPRINGBORO PIKE, INC.

KIMCO OF SPRINGFIELD, INC.

KIMCO OF SYOSSET, INC.

KIMCO OF TAMPA, INC.

KIMCO OF TENNESEE, INC.

KIMCO OF UTAH, INC.

KRC ACQUISITION CORP.

KRC ALTON 802, INC.

KRC ARLINGTON 866, INC.

KRC ARLINGTON HEIGHTS 896, INC.

KRC AZ PROPERTY MANAGEMENT, INC.

KRC BELLEVILLE 808, INC.

KRC BRIDGETON 875, INC.

KRC CAN RETAIL, INC.

KRC CANADA GP HOLDING, INC.

KRC CANADA HOLDING, INC.

KRC CARBONDALE 848, INC.

KRC CHAMPAIGN 870, INC.

KRC CHILE ACQUISITION CORP.

KRC CHRISTY 804, INC.

KRC CRESTHILL 868, INC.

KRC CRYSTAL CITY 850, INC.

KRC CRYSTAL LAKE 891, INC.

KRC CORPUS CHRISTI 878, INC.

KRC CREVE COEUR 830, INC.

KRC CRESTWOOD 887, INC.

KRC DECATUR 797, INC.

KRC DUBUQUE 847, INC.

KRC ELGIN 860, INC.

KRC FAIRVIEW HEIGHTS 881, INC.

KRC FOREST PARK 862, INC.

KRC HARRISBURG 193, INC.

KRC INDEPENDENCE 806, INC.

KRC KIRKWOOD 803, INC.

KRC LEMAY 834, INC.

KRC MACARTHUR BLVD. 799, INC.

KRC MEXICO ACQUISITION CORPORATION

KRC MIDWEST CITY 857, INC.

KRC MISHAWAKA 895, INC.

KRC MUNDELIEN 874, INC.

KRC NEW LONDON 1345, INC.

KRC NORRIDGE 845, INC.

KRC ORLAND PARK 809, INC.

KRC OVERLAND PARK 805, INC.

KRC PADUCAH 795, INC.

KRC PA PROPERTY MANAGEMENT, INC.

KRC PROPERTY MANAGEMENT I, INC.

KRC ST. CHARLES 798, INC.

KRC STATE AVENUE 807, INC.

KRC SCHAUMBERG 855, INC.

KRC SOUTHBEND 883, INC.

KRC SPRINGFIELD 869, INC.

KRC STREAMWOOD 897, INC.

KRC WAKEGAN 886, INC.

KRCV CORP.

KRS SPECIALTY LEASING MIDWEST, INC.

KSI CONVENIENCE, LLC

KSI MORTGAGE INVESTMENT, LLC

KSI TRUST

KIMEAST, INC.

KIMEX INDUSTRIAL, INC.

KIMEX JUAREZ, INC.

KIMEX PACHUCA, INC.

KIMEX PUERTA DE HIERRO, INC.

KIMEX REYNOSA HOLDINGS, INC.

KIMEX SALTILLO HOLDING, INC.

KIMEX SALTILLO HOLDING 1, INC.

KIMEX SENDERO NORTE HOLDING I, INC.

KIMEX SENDERO NORTE HOLDING II, INC.

KIMEX TRS INVESTMENT, INC.

KIMNET SILER QRS, INC.

KIMPIR JV, INC.

KIMPT PERIMETER INVESTOR, INC.

KIMRAECO, INC.

KIMRED GROVE, INC.

KIMSCHOTT, INC.

KIMSCHOTT TYS-WEST, INC.

KIMSTRAUSS 184, INC.

KIMSWORTH INC.

KIMSWORTH OF ALABAMA, INC.

KIMSWORTH OF ARIZONA, INC.

KIMSWORTH OF COLORADO, INC.

KIMSWORTH OF FLORIDA, INC.

KIMSWORTH OF GEORGIA, INC.

KIMSWORTH OF ILLINOIS, INC.

KIMSWORTH OF INDIANA, INC.

KIMSWORTH OF KANSAS, INC.

KIMSWORTH OF LOUISIANA, INC.

KIMSWORTH OF MICHIGAN, INC.

KIMSWORTH OF MINNESOTA, INC.

KIMSWORTH OF MISSOURI, INC.

KIMSWORTH OF NEBRASKA, INC.

KIMSWORTH OF NEW JERSEY, INC.

KIMSWORTH OF NEW MEXICO, INC.

KIMSWORTH OF OHIO, INC.

KIMSWORTH OF PENNSYLVANIA, INC.

KIMWEST HOSPITALITY INC.

KIMWEST SKYLINE 1296, INC.

KIMWEST YORKTOWN, INC.

KIMWEST 186, INC.

KIMVEN CORPORATION

KIMZAY CORPORATION

KIMZAY GEORGIA, INC.

KIMZAY GREENWOOD, INC.

KIMZAY OF FLORIDA, INC.

KIMZAY OF ILLINOIS, INC.

KIMZAY WINSTON-SALEM, INC.

KUBS INCOME FUND I GP BUSINESS TRUST

KUBS INCOME FUND I LP BUSINESS TRUST

KWS 1012, INC.

MANHASSET VENTURE, LLC

MANMORT, INC.

MANETTO HILLS ASSOCIATES, INC.

MC KIM CORP

MC MORT CORP.

MILMAR REALTY CORPORATION

NORBER TRUST

NYCBLK, INC.

OWL HOLDINGS, INC.

PASSIVE INVESTORS, INC.

PERMELYNN CORPORATION

PERMELYNN OF BRIDGEHAMPTON, INC.

PERMELYNN OF WESTCHESTER, INC.

POTOMAC RUN, LLC

RICH HILL, INC.

ROCKINGHAM OUTPARCEL INC.

ROCKINGHAM 620, INC.

SANNDREL INC.

SANNDREL OF HARRISBURG, INC.

SANNDREL OF PENNSYLVANIA TRUST

SANNDREL OF VIRGINIA, INC.

SI 1339, INC.

SP 255, INC.

ST. ANDREWS SHOPPING CENTER CORP. OF CHARLESTON

THE KIMCO CORPORATION

WALL REALTY INC.

WOODSO CORP.